UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period:	May 1, 2015 – October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCOAX

Putnam Capital Opportunities Fund

Semiannual report
10|31|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Opportunities
Fund

Semiannual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of a company's stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and it is often the result of behavioral bias — when investors overreact to short-term factors.

Mispriced stocks can provide attractive opportunities for investors who have the expertise and insight to identify them. The managers of Putnam Capital Opportunities Fund look for stocks they believe are trading below their intrinsic value and can appreciate over time. It is up to the managers to uncover the reasons behind a stock's valuation and to determine whether the market's generally held assumptions are on target.

The fund focuses on stocks of small and midsize companies, which are typically covered by fewer analysts than are large companies. With fewer analysts following these stocks, there may be more overlooked investment opportunities to pursue.

In seeking stocks with long-term growth potential, the managers draw on their own experience as well as that of the analysts in Putnam's Global Equity Research organization. Because the fund is managed in the blend style, the managers are not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund's portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all their decisions, the managers are guided by Putnam's risk controls, which call for regular review of fund holdings and the discipline to trim or sell stocks when they reach or exceed what is considered their true worth.

Investor overreaction can mean investment opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is "behavioral insight." Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, investors may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock's price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

Putnam Capital Opportunities Fund holdings have spanned sectors and industries over time.

1999

McLeod USA

Provider of integrated communications services, including local, long distance, data, and Internet

2001

Hasbro Corporation

Developer and marketer of entertainment products and services for children and families

2003

Sovereign Bancorp

Large financial institution primarily serving the northeast United States

2004

King Pharmaceuticals

Manufacturer, marketer, and distributor of branded prescription drugs

2008

Overseas Shipholding

Operator of oceangoing oil tankers

2013

Oshkosh Corporation

Manufacturer of military, fire and emergency, and refuse-hauling vehicles

Identified holdings were held during the year indicated; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information, see pages 23–27.

2 Capital Opportunities Fund

Capital Opportunities Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Capital Opportunities Fund

Interview with your fund’s portfolio manager

How was the investment environment during the six-month reporting period ended October 31, 2015?

The six-month reporting period was a challenging time for stocks as increased market volatility and macroeconomic pressures resulted in a correction for many major indexes during August. Market volatility began to rise from the beginning of the period as the strength of the U.S. economic recovery came under more intense scrutiny. Economic data were mixed, with reports of growth in some sectors followed by indications of weakness in others. The question of whether the Federal Reserve was going to raise interest rates also added to the uncertainty. China’s economic slowdown and the continued slide in oil and commodity prices added to growing worries about the direction of global growth. Soon after, investors watched China’s equity markets take a dramatic downturn, major U.S. stock indexes experienced the first correction in four years. In the third quarter, U.S. stocks posted their worst quarterly performance since 2011.

Still, U.S. growth remained positive. The Fed acknowledged “moderate growth” and continued to maintain its accommodative monetary policy, leaving the federal funds rate unchanged at its September and October meetings. Equities in general rebounded in October as investors gained confidence that the Chinese economy was

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Capital Opportunities Fund	5

not going to experience a hard landing. In the United States, positive economic news began to dominate. In addition, Congress approved a two-year budget, increasing spending by $80 billion and bypassing limits on military and domestic spending. The deal, reached with less contention than past budget debates, extended the government’s borrowing authority through March 2017 and averted a default on debt.

How did Putnam Capital Opportunities Fund perform during the period?

Putnam Capital Opportunities Fund underperformed its benchmark, the Russell 2500 Index, during the reporting period. The underperformance was primarily driven by the fund’s financial stock holdings. While the financials sector in the benchmark index outperformed, poor stock selection among financial stocks in the fund detracted from performance.

Did you make any shifts in the fund’s allocation during the period?

We reduced the fund’s exposure to energy companies. Many small- and mid-cap energy companies have a significant amount of debt and do not generate a lot of free cash flow. We became concerned that some of these companies may go out of business due to the decline in oil prices. As of period-end, the fund was underweight energy relative to the benchmark.

We shifted those assets into other sectors including consumer, information technology, and health care. We were finding opportunities in these sectors as a result of our bottom-up research. In the area of consumer spending, the sector was challenged at the beginning of the period. It appeared that whatever cost savings were achieved from lower oil prices were being used by consumers for debt reduction. At period end, the fund was also overweight relative

Allocations are shown as a percentage of the fund’s net assets as of 10/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Capital Opportunities Fund

to the benchmark in information technology companies, which typically have strong balance sheets and generate solid free cash flows. Valuations in this sector in general were also attractive, in our view.

Within health care, the fund does not typically own biotechnology stocks. In our view, many biotech companies operate at a loss and do not generate free cash flows. The fund’s health-care holdings during the period were largely in the areas of medical device manufacturing and health-care service providers.

What are some of the holdings that contributed to fund performance?

Stock selection in the industrials and health-care sectors contributed to performance. Among industrials, several airlines that benefited from lower oil prices contributed. JetBlue Airways was the leading contributor to fund performance. The company benefited from lower fuel costs and continued to expand its route network. JetBlue also improved its profitability by adding some revenue enhancements.

In the health-care sector, Chemed was a leading contributor. Chemed’s business has two subsidiaries: Roto-Rooter and Vitas Healthcare. Roto-Rooter launched a water-restoration business line that services homes or businesses that have experienced a flood. The company performs the restoration. This business line has performed well. The Vitas Healthcare business, which provides home health care and hospice services, has seen improved revenues since Medicare elevated the reimbursement rates for some of those services.

Gamestop, a retail company that sells video games and consumer electronics, also added

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/15. Short-term investments and derivatives, if any, are excluded. Holdings will vary over time.

Capital Opportunities Fund	7

to the fund’s performance. The business tends to be cyclical, and the stock performed well as the market anticipated the release in the fourth quarter of a number of new games for the holiday season.

Could you discuss some of the holdings that detracted from fund performance?

Oriental Financial Group, a bank holding company based in Puerto Rico, was the leading detractor. The bank’s stock suffered due to its exposure to the Puerto Rico Electric Power Authority. There were questions about whether the power company would be able to repay its loans, and its bonds received a junk rating from Moody’s Investors Services. In June, the government announced that the nation would be unable to pay its public debt, due to its ongoing struggling economy. At period end, we continued to hold the stock as the bank was selling at a significant price-to-book value.

Ion Geophysical, an energy drilling company, is an example of an energy firm that suffered due to the fall in oil prices. Ion experienced a dramatic reduction in business, which affected its revenues. We no longer held Ion shares in the portfolio at the end of the reporting period.

The Greenbrier Companies is a manufacturer of railroad equipment. There is a long-term trend of transporting oil by rail in the United States. When the economy slowed and energy prices fell, the demand for new rail cars declined and Greenbrier’s stock performance suffered. We no longer held the stock in the portfolio at the end of the reporting period.

How would you describe your investment philosophy and stock selection process?

Our focus is on valuation, and we look for stocks with several characteristics. We try to find stocks that are attractively valued, do not

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Capital Opportunities Fund

have excess leverage, and generate solid free cash flows. We also look for companies that have a high or increasing level of return on invested capital. We use a bottom-up, fundamental approach to research. The fund may hold both growth and value stocks. Because of our valuation focus, the fund tends to lean toward value stocks.

What is your outlook for the economy and the fund?

In our view, the economy will probably continue to grow, but the recovery will be somewhat lackluster. The main risk that we are monitoring, which could derail that outlook, is whether the economic slowdown in China gets dramatically worse. Another risk to the market is the potential hike in interest rates. The Federal Reserve has indicated it may raise the federal funds rate at its December meeting. If the pace of subsequent rate hikes is slow, a negative impact on the economy is not expected. Another reason that the Fed may not raise rates too quickly is the potential impact on the strength of the U.S. dollar. The stronger U.S. dollar has already hindered gains for some of the large exporting companies by making exports less attractive. While this is a factor generally influencing large-cap companies, we expect a more muted impact on small- and mid-cap companies, which typically generate less revenues overseas. Going forward, the fund is positioned with overweight positions in technology, industrials, and consumer discretionary. We have found what we believe to be the most compelling valuation opportunities in these sectors and if the economy continues to improve, these sectors could benefit more in our view.

Thank you, Joe, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

Capital Opportunities Fund	9

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

10	Capital Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.70%	7.33%	7.33%	7.33%	6.91%	6.91%	7.16%	6.94%	7.44%	7.96%	7.98%	7.95%

10 years	100.90	89.35	89.13	89.13	86.31	86.31	91.18	84.49	95.93	106.50	107.29	106.02
Annual average	7.23	6.59	6.58	6.58	6.42	6.42	6.70	6.32	6.96	7.52	7.56	7.50

5 years	63.44	54.05	57.36	55.36	57.42	57.42	59.36	53.78	61.46	65.83	66.47	65.45
Annual average	10.33	9.03	9.49	9.21	9.50	9.50	9.77	8.99	10.06	10.65	10.73	10.59

3 years	41.57	33.43	38.44	35.44	38.44	38.44	39.58	34.70	40.60	43.09	43.64	42.76
Annual average	12.29	10.09	11.45	10.64	11.45	11.45	11.76	10.44	12.03	12.69	12.83	12.60

1 year	–2.02	–7.65	–2.71	–6.80	–2.68	–3.50	–2.42	–5.84	–2.25	–1.69	–1.56	–1.71

6 months	–5.47	–10.91	–5.86	–10.57	–5.85	–6.79	–5.68	–8.98	–5.62	–5.38	–5.25	–5.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Capital Opportunities Fund	11

Comparative index returns For periods ended 10/31/15

		Lipper Small-Cap Core Funds
	Russell 2500 Index	category average*

Annual average (life of fund)	8.34%	7.92%

10 years	122.55	100.90
Annual average	8.33	7.14

5 years	84.83	71.59
Annual average	13.07	11.30

3 years	51.49	45.14
Annual average	14.85	13.13

1 year	1.50	–0.32

6 months	–3.93	–4.05

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/15, there were 807, 795, 676, 600, 395, and 136 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/15

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

4/30/15	$15.53	$16.48	$13.48	$13.67	$14.26	$14.78	$15.12	$15.99	$16.00	$15.96

10/31/15	14.68	15.58	12.69	12.87	13.45	13.94	14.27	15.13	15.16	15.11

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

12	Capital Opportunities Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.47%	7.10%	7.10%	7.10%	6.67%	6.67%	6.93%	6.71%	7.20%	7.73%	7.75%	7.71%

10 years	89.00	78.13	78.09	78.09	75.30	75.30	79.69	73.40	84.48	94.45	95.08	93.85
Annual average	6.57	5.94	5.94	5.94	5.77	5.77	6.04	5.66	6.31	6.88	6.91	6.84

5 years	63.72	54.31	57.73	55.73	57.69	57.69	59.71	54.12	61.72	66.28	66.82	65.77
Annual average	10.36	9.06	9.54	9.26	9.54	9.54	9.82	9.04	10.09	10.71	10.78	10.64

3 years	33.52	25.85	30.52	27.52	30.51	30.51	31.48	26.88	32.59	34.89	35.32	34.47
Annual average	10.12	7.96	9.28	8.44	9.28	9.28	9.55	8.26	9.86	10.49	10.61	10.38

1 year	–2.21	–7.83	–2.97	–7.05	–2.94	–3.76	–2.74	–6.14	–2.43	–1.88	–1.82	–2.02

6 months	–10.40	–15.55	–10.73	–15.19	–10.72	–11.62	–10.63	–13.75	–10.48	–10.23	–10.22	–10.30

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 4/30/15	1.16%	1.91%	1.91%	1.66%	1.41%	0.85%	0.75%	0.91%

Annualized expense ratio for the
six-month period ended 10/31/15	1.14%	1.89%	1.89%	1.64%	1.39%	0.84%	0.74%	0.89%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Capital Opportunities Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.57	$9.22	$9.22	$8.01	$6.79	$4.11	$3.62	$4.36

Ending value (after expenses)	$945.30	$941.40	$941.50	$943.20	$943.80	$946.20	$947.50	$946.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.79	$9.58	$9.58	$8.31	$7.05	$4.27	$3.76	$4.52

Ending value (after expenses)	$1,019.41	$1,015.63	$1,015.63	$1,016.89	$1,018.15	$1,020.91	$1,021.42	$1,020.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Capital Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Capital Opportunities Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Capital Opportunities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

Capital Opportunities Fund	17

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support

18	Capital Opportunities Fund

for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the

Capital Opportunities Fund	19

Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 801, 704 and 622 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

20	Capital Opportunities Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Capital Opportunities Fund	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Capital Opportunities Fund

The fund’s portfolio 10/31/15 (Unaudited)

COMMON STOCKS (99.8%)*	Shares	Value

Aerospace and defense (1.9%)
Huntington Ingalls Industries, Inc.	23,600	$2,830,584

Spirit AeroSystems Holdings, Inc. Class A †	77,200	4,071,528

		6,902,112
Airlines (4.3%)
Alaska Air Group, Inc.	60,600	4,620,750

Allegiant Travel Co.	19,000	3,751,550

JetBlue Airways Corp. † S	320,600	7,963,704

		16,336,004
Auto components (6.0%)
Autoliv, Inc. (Sweden)	23,803	2,885,876

Cooper Tire & Rubber Co.	134,800	5,633,292

Dana Holding Corp. S	244,300	4,104,240

Lear Corp.	49,400	6,177,964

Tenneco, Inc. †	69,600	3,938,664

		22,740,036
Banks (4.4%)
Comerica, Inc.	98,700	4,283,580

OFG Bancorp (Puerto Rico) S	482,400	4,442,904

PacWest Bancorp	65,400	2,945,616

Popular, Inc. (Puerto Rico)	73,860	2,184,040

Wilshire Bancorp, Inc.	276,500	2,955,785

		16,811,925
Biotechnology (3.8%)
Emergent BioSolutions, Inc. † S	201,400	6,475,010

Myriad Genetics, Inc. † S	121,100	4,888,807

United Therapeutics Corp. †	22,500	3,299,175

		14,662,992
Capital markets (5.5%)
AllianceBernstein Holding LP (Partnership shares)	159,200	4,097,808

GAMCO Investors, Inc. Class A	20,000	1,153,600

Lazard, Ltd. Class A	47,600	2,204,832

OM Asset Management PLC (United Kingdom)	176,700	2,682,306

Piper Jaffray Cos. †	47,700	1,696,689

SEI Investments Co.	119,300	6,182,126

Waddell & Reed Financial, Inc. Class A	78,522	2,900,603

		20,917,964
Chemicals (0.8%)
Cabot Corp.	89,100	3,202,254

		3,202,254
Commercial services and supplies (2.0%)
ACCO Brands Corp. †	463,200	3,738,024

Deluxe Corp.	47,200	2,810,760

Herman Miller, Inc.	34,400	1,091,512

		7,640,296
Communications equipment (5.3%)
ARRIS Group, Inc. †	172,000	4,860,720

Brocade Communications Systems, Inc.	751,200	7,827,504

F5 Networks, Inc. † S	27,900	3,074,580

Polycom, Inc. †	332,654	4,583,972

		20,346,776

Capital Opportunities Fund	23

COMMON STOCKS (99.8%)* cont.	Shares	Value

Construction and engineering (0.9%)
EMCOR Group, Inc.	69,100	$3,336,148

		3,336,148
Containers and packaging (1.5%)
Owens-Illinois, Inc. † S	67,000	1,443,850

Packaging Corp. of America	64,400	4,408,180

		5,852,030
Diversified consumer services (4.3%)
Apollo Education Group, Inc. Class A †	181,000	1,314,060

DeVry Education Group, Inc. S	91,500	2,155,740

H&R Block, Inc. S	124,626	4,643,565

Strayer Education, Inc. † S	158,200	8,371,944

		16,485,309
Electric utilities (1.0%)
Westar Energy, Inc.	98,900	3,926,330

		3,926,330
Electronic equipment, instruments, and components (4.5%)
Arrow Electronics, Inc. †	49,600	2,727,504

Ingram Micro, Inc. Class A	142,500	4,243,650

Jabil Circuit, Inc.	182,900	4,203,042

ScanSource, Inc. †	105,300	3,633,903

Tech Data Corp. †	33,500	2,438,465

		17,246,564
Energy equipment and services (0.6%)
Helmerich & Payne, Inc.	20,500	1,153,535

Oil States International, Inc. †	41,500	1,245,415

		2,398,950
Food products (1.0%)
Pilgrim’s Pride Corp. S	97,200	1,845,828

Sanderson Farms, Inc. S	29,000	2,015,790

		3,861,618
Gas utilities (1.4%)
Atmos Energy Corp.	28,100	1,770,300

UGI Corp.	95,750	3,511,153

		5,281,453
Health-care equipment and supplies (3.2%)
Analogic Corp.	37,500	3,285,750

Greatbatch, Inc. †	79,100	4,227,895

ResMed, Inc.	83,400	4,804,674

		12,318,319
Health-care providers and services (6.8%)
Chemed Corp.	47,100	7,408,359

LHC Group, Inc. †	47,100	2,122,562

Mednax, Inc. †	60,400	4,256,388

Owens & Minor, Inc. S	88,800	3,183,480

Patterson Cos., Inc.	99,900	4,735,260

Select Medical Holdings Corp.	359,400	4,061,220

		25,767,269
Health-care technology (0.3%)
Veeva Systems, Inc. Class A † S	48,800	1,238,056

		1,238,056
Hotels, restaurants, and leisure (1.2%)
Cheesecake Factory, Inc. (The)	91,204	4,396,033

		4,396,033

24	Capital Opportunities Fund

COMMON STOCKS (99.8%)* cont.	Shares	Value

Household products (0.3%)
Energizer Holdings, Inc.	23,200	$993,656

		993,656
Insurance (5.1%)
Assurant, Inc.	46,600	3,799,298

Horace Mann Educators Corp.	142,700	4,886,048

Torchmark Corp.	49,600	2,877,296

Validus Holdings, Ltd.	119,900	5,311,570

W.R. Berkley Corp.	46,187	2,578,620

		19,452,832
Internet software and services (0.7%)
IAC/InterActive Corp.	42,329	2,836,466

		2,836,466
IT Services (3.7%)
Booz Allen Hamilton Holding Corp.	105,400	3,105,084

CSG Systems International, Inc. S	162,600	5,450,352

Mantech International Corp. Class A	129,700	3,748,330

Syntel, Inc. †	40,000	1,881,600

		14,185,366
Machinery (4.1%)
AGCO Corp.	34,828	1,685,327

Federal Signal Corp.	259,400	3,906,564

Hyster-Yale Materials Holdings, Inc.	23,900	1,398,628

Oshkosh Corp.	90,954	3,737,300

Terex Corp.	68,200	1,368,092

Wabash National Corp. † S	192,700	2,306,619

WABCO Holdings, Inc. †	10,000	1,122,300

		15,524,830
Metals and mining (0.3%)
Commercial Metals Co.	90,600	1,301,922

		1,301,922
Multi-utilities (0.8%)
Vectren Corp.	64,200	2,919,174

		2,919,174
Multiline retail (0.9%)
Dillards, Inc. Class A S	37,400	3,346,552

		3,346,552
Paper and forest products (1.1%)
Domtar Corp. (Canada)	105,300	4,342,572

		4,342,572
Personal products (0.7%)
Herbalife, Ltd. † S	44,400	2,488,176

		2,488,176
Pharmaceuticals (0.5%)
Jazz Pharmaceuticals PLC †	4,000	549,120

Lannett Co., Inc. † S	30,600	1,369,962

		1,919,082
Professional services (2.7%)
ManpowerGroup, Inc.	17,200	1,578,616

Navigant Consulting, Inc. †	243,200	4,183,040

Robert Half International, Inc.	24,400	1,284,904

RPX Corp. † S	214,600	3,055,904

		10,102,464

Capital Opportunities Fund	25

COMMON STOCKS (99.8%)* cont.	Shares	Value

Real estate investment trusts (REITs) (0.6%)
Ryman Hospitality Properties	23,700	$1,246,620

Xenia Hotels & Resorts, Inc.	63,400	1,099,356

		2,345,976
Real estate management and development (1.8%)
Jones Lang LaSalle, Inc.	40,900	6,818,439

		6,818,439
Road and rail (1.7%)
ArcBest Corp.	143,900	3,727,010

Landstar System, Inc.	41,800	2,635,072

		6,362,082
Semiconductors and semiconductor equipment (4.6%)
Lam Research Corp.	77,568	5,940,933

Marvell Technology Group, Ltd.	175,500	1,440,855

Skyworks Solutions, Inc. S	79,106	6,110,147

Teradyne, Inc.	202,400	3,950,848

		17,442,783
Software (2.4%)
FactSet Research Systems, Inc.	51,508	9,020,081

		9,020,081
Specialty retail (6.8%)
Aaron’s, Inc.	62,300	1,536,941

Ascena Retail Group, Inc. †	62,288	829,676

Cato Corp. (The) Class A	43,644	1,647,997

DSW, Inc. Class A S	89,400	2,229,636

Express, Inc. † S	74,100	1,430,130

GameStop Corp. Class A S	144,400	6,652,508

Hibbett Sports, Inc. † S	38,100	1,301,496

Michaels Cos., Inc. (The) †	214,600	5,017,348

Select Comfort Corp. †	197,100	4,178,520

Zumiez, Inc. † S	71,000	1,241,080

		26,065,332
Textiles, apparel, and luxury goods (0.3%)
Deckers Outdoor Corp. †	20,556	1,144,147

		1,144,147

Total common stocks (cost $329,366,778)		$380,280,370

SHORT-TERM INVESTMENTS (17.4%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.26% [d]	64,144,945	$64,144,945

Putnam Short Term Investment Fund 0.15% L	2,282,423	2,282,423

Total short-term investments (cost $66,427,368)		$66,427,368

TOTAL INVESTMENTS

Total investments (cost $395,794,146)		$446,707,738

26	Capital Opportunities Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $381,096,440.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$74,177,409	$—	$—

Consumer staples	7,343,450	—	—

Energy	2,398,950	—	—

Financials	66,347,136	—	—

Health care	55,905,718	—	—

Industrials	66,203,936	—	—

Information technology	81,078,036	—	—

Materials	14,698,778	—	—

Utilities	12,126,957	—	—

Total common stocks	380,280,370	—	—

Short-term investments	2,282,423	64,144,945	—

Totals by level	$382,562,793	$64,144,945	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	27

Statement of assets and liabilities 10/31/15 (Unaudited)

ASSETS

Investment in securities, at value, including $62,831,457 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $329,366,778)	$380,280,370
Affiliated issuers (identified cost $66,427,368) (Notes 1 and 5)	66,427,368

Dividends, interest and other receivables	191,448

Receivable for shares of the fund sold	130,334

Prepaid assets	47,738

Total assets	447,077,258

LIABILITIES

Payable for investments purchased	203,574

Payable for shares of the fund repurchased	985,468

Payable for compensation of Manager (Note 2)	200,006

Payable for custodian fees (Note 2)	5,410

Payable for investor servicing fees (Note 2)	125,635

Payable for Trustee compensation and expenses (Note 2)	141,963

Payable for administrative services (Note 2)	1,315

Payable for distribution fees (Note 2)	91,850

Collateral on securities loaned, at value (Note 1)	64,144,945

Other accrued expenses	80,652

Total liabilities	65,980,818

Net assets	$381,096,440

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$332,050,260

Undistributed net investment income (Note 1)	1,891,567

Accumulated net realized loss on investments (Note 1)	(3,758,979)

Net unrealized appreciation of investments	50,913,592

Total — Representing net assets applicable to capital shares outstanding	$381,096,440

(Continued on next page)

28	Capital Opportunities Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($261,488,818 divided by 17,807,987 shares)	$14.68

Offering price per class A share (100/94.25 of $14.68)*	$15.58

Net asset value and offering price per class B share ($9,641,558 divided by 759,557 shares)**	$12.69

Net asset value and offering price per class C share ($24,130,998 divided by 1,875,125 shares)**	$12.87

Net asset value and redemption price per class M share ($3,957,224 divided by 294,235 shares)	$13.45

Offering price per class M share (100/96.50 of $13.45)*	$13.94

Net asset value, offering price and redemption price per class R share
($14,897,004 divided by 1,043,766 shares)	$14.27

Net asset value, offering price and redemption price per class R5 share
($9,459,277 divided by 624,996 shares)	$15.13

Net asset value, offering price and redemption price per class R6 share
($11,533,700 divided by 760,851 shares)	$15.16

Net asset value, offering price and redemption price per class Y share
($45,987,861 divided by 3,043,702 shares)	$15.11

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	29

Statement of operations Six months ended 10/31/15 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $12,681)	$2,802,705

Interest (including interest income of $1,627 from investments in affiliated issuers) (Note 5)	1,661

Securities lending (Note 1)	547,736

Total investment income	3,352,102

EXPENSES

Compensation of Manager (Note 2)	1,255,697

Investor servicing fees (Note 2)	397,601

Custodian fees (Note 2)	3,303

Trustee compensation and expenses (Note 2)	11,721

Distribution fees (Note 2)	589,320

Administrative services (Note 2)	4,544

Other	131,049

Total expenses	2,393,235

Expense reduction (Note 2)	(3,135)

Net expenses	2,390,100

Net investment income	962,002

Net realized loss on investments (Notes 1 and 3)	(4,774,572)

Net unrealized depreciation of investments during the period	(19,197,440)

Net loss on investments	(23,972,012)

Net decrease in net assets resulting from operations	$(23,010,010)

The accompanying notes are an integral part of these financial statements.

30	Capital Opportunities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/15*	Year ended 4/30/15

Operations:
Net investment income	$962,002	$2,942,995

Net realized gain (loss) on investments	(4,774,572)	19,460,381

Net unrealized appreciation (depreciation) of investments	(19,197,440)	981,646

Net increase (decrease) in net assets resulting
from operations	(23,010,010)	23,385,022

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(1,381,454)

Class R	—	(60,258)

Class R5	—	(89,510)

Class R6	—	(93,495)

Class Y	—	(347,727)

Net realized short-term gain on investments

Class A	—	(668,201)

Class B	—	(30,423)

Class C	—	(71,447)

Class M	—	(11,125)

Class R	—	(51,505)

Class R5	—	(24,133)

Class R6	—	(23,771)

Class Y	—	(111,753)

From net realized long-term gain on investments
Class A	—	(41,114,388)

Class B	—	(1,871,902)

Class C	—	(4,396,172)

Class M	—	(684,527)

Class R	—	(3,169,101)

Class R5	—	(1,484,918)

Class R6	—	(1,462,678)

Class Y	—	(6,876,180)

Increase (decrease) from capital share transactions (Note 4)	(26,806,710)	27,312,144

Total decrease in net assets	(49,816,720)	(13,327,502)

NET ASSETS

Beginning of period	430,913,160	444,240,662

End of period (including undistributed net investment
income of $1,891,567 and $929,565, respectively)	$381,096,440	$430,913,160

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A
October 31, 2015**	$15.53	.04	(.89)	(.85)	—	—	—	—	—	$14.68	(5.47)*	$261,489	.58*	.25*	20*
April 30, 2015	17.21	.12	.79	.91	(.08)	(2.51)	(2.59)	—	—	15.53	5.58	289,869	1.16	.72	17
April 30, 2014	14.01	.04	3.22	3.26	(.06)	—	(.06)	—[d]	—	17.21	23.27	304,761	1.18	.22	90
April 30, 2013	12.56	.07	1.39	1.46	(.01)	—	(.01)	—[d]	—	14.01	11.59	268,152	1.25	.52	70
April 30, 2012	13.26	.01	(.72)	(.71)	—	—	—	—[d]	.01[g]	12.56	(5.28)	253,278	1.27	.05	29
April 30, 2011	10.35	—[d]	2.91	2.91	—	—	—	—[d]	—	13.26	28.12	291,660	1.28	.04	23

Class B
October 31, 2015**	$13.48	(.02)	(.77)	(.79)	—	—	—	—	—	$12.69	(5.86)*	$9,642	.95*	(.12)*	20*
April 30, 2015	15.29	(.01)	.71	.70	—	(2.51)	(2.51)	—	—	13.48	4.84	11,207	1.91	(.04)	17
April 30, 2014	12.50	(.07)	2.86	2.79	—	—	—	—[d]	—	15.29	22.32	12,727	1.93	(.53)	90
April 30, 2013	11.29	(.03)	1.24	1.21	—	—	—	—[d]	—	12.50	10.72	12,546	2.00	(.24)	70
April 30, 2012	12.00	(.07)	(.65)	(.72)	—	—	—	—[d]	.01[g]	11.29	(5.92)	14,734	2.02	(.70)	29
April 30, 2011	9.43	(.07)	2.64	2.57	—	—	—	—[d]	—	12.00	27.25	23,730	2.03	(.69)	23

Class C
October 31, 2015**	$13.67	(.02)	(.78)	(.80)	—	—	—	—	—	$12.87	(5.85)*	$24,131	.95*	(.12)*	20*
April 30, 2015	15.47	(.01)	.72	.71	—	(2.51)	(2.51)	—	—	13.67	4.84	27,815	1.91	(.03)	17
April 30, 2014	12.64	(.08)	2.91	2.83	—	—	—	—[d]	—	15.47	22.39	28,256	1.93	(.53)	90
April 30, 2013	11.42	(.03)	1.25	1.22	—	—	—	—[d]	—	12.64	10.68	24,203	2.00	(.24)	70
April 30, 2012	12.14	(.07)	(.66)	(.73)	—	—	—	—[d]	.01[g]	11.42	(5.93)	20,965	2.02	(.69)	29
April 30, 2011	9.55	(.07)	2.66	2.59	—	—	—	—[d]	—	12.14	27.12	21,286	2.03	(.72)	23

Class M
October 31, 2015**	$14.26	—[d]	(.81)	(.81)	—	—	—	—	—	$13.45	(5.68)*	$3,957	.83*	—[e]*	20*
April 30, 2015	16.01	.03	.73	.76	—	(2.51)	(2.51)	—	—	14.26	5.01	4,417	1.66	.21	17
April 30, 2014	13.05	(.04)	3.00	2.96	—	—	—	—[d]	—	16.01	22.68	4,945	1.68	(.28)	90
April 30, 2013	11.75	—[d]	1.30	1.30	—	—	—	—[d]	—	13.05	11.06	4,323	1.75	.01	70
April 30, 2012	12.46	(.05)	(.67)	(.72)	—	—	—	—[d]	.01[g]	11.75	(5.70)	4,573	1.77	(.45)	29
April 30, 2011	9.78	(.05)	2.73	2.68	—	—	—	—[d]	—	12.46	27.40	6,327	1.78	(.45)	23

Class R
October 31, 2015**	$15.12	.02	(.87)	(.85)	—	—	—	—	—	$14.27	(5.62)*	$14,897	.70*	.15*	20*
April 30, 2015	16.82	.08	.78	.86	(.05)	(2.51)	(2.56)	—	—	15.12	5.36	22,148	1.41	.47	17
April 30, 2014	13.71	—[d]	3.14	3.14	(.03)	—	(.03)	—[d]	—	16.82	22.93	21,754	1.43	(.03)	90
April 30, 2013	12.32	.03	1.36	1.39	—	—	—	—[d]	—	13.71	11.28	17,077	1.50	.26	70
April 30, 2012	13.03	(.02)	(.70)	(.72)	—	—	—	—[d]	.01[g]	12.32	(5.45)	13,450	1.52	(.19)	29
April 30, 2011	10.19	(.03)	2.87	2.84	—	—	—	—[d]	—	13.03	27.87	9,100	1.53	(.23)	23

Class R5
October 31, 2015**	$15.99	.06	(.92)	(.86)	—	—	—	—	—	$15.13	(5.38)*	$9,459	.42*	.41*	20*
April 30, 2015	17.65	.17	.83	1.00	(.15)	(2.51)	(2.66)	—	—	15.99	5.96	10,891.85		1.02	17
April 30, 2014	14.37	(.04)[f]	3.44	3.40	(.12)	—	(.12)	—[d]	—	17.65	23.69	11,497.84		(.26)[f]	90
April 30, 2013†	12.08	.11	2.20	2.31	(.02)	—	(.02)	—[d]	—	14.37	19.11*	12	.71*	.81*	70

Class R6
October 31, 2015**	$16.00	.07	(.91)	(.84)	—	—	—	—	—	$15.16	(5.25)*	$11,534	.37*	.45*	20*
April 30, 2015	17.66	.19	.82	1.01	(.16)	(2.51)	(2.67)	—	—	16.00	6.01	11,625.75		1.12	17
April 30, 2014	14.38	.11	3.30	3.41	(.13)	—	(.13)	—[d]	—	17.66	23.80	10,785.74		.66	90
April 30, 2013†	12.08	.04	2.28	2.32	(.02)	—	(.02)	—[d]	—	14.38	19.25*	8,922	.63*	.25*	70

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Capital Opportunities Fund	Capital Opportunities Fund	33

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class Y
October 31, 2015**	$15.96	.06	(.91)	(.85)	—	—	—	—	—	$15.11	(5.33)*	$45,988	.45*	.38*	20*
April 30, 2015	17.62	.16	.82	.98	(.13)	(2.51)	(2.64)	—	—	15.96	5.82	52,940.91		.97	17
April 30, 2014	14.34	.08	3.29	3.37	(.09)	—	(.09)	—[d]	—	17.62	23.56	49,516.93		.48	90
April 30, 2013	12.85	.10	1.43	1.53	(.04)	—	(.04)	—[d]	—	14.34	11.91	49,378	1.00	.77	70
April 30, 2012	13.53	.04	(.73)	(.69)	—	—	—	—[d]	.01[g]	12.85	(5.03)	48,025	1.02	.31	29
April 30, 2011	10.53	.03	2.97	3.00	—	—	—	—[d]	—	13.53	28.49	40,547	1.03	.28	23

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to April 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Amount represents less than 0.01% of average net asset.

f The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

34	Capital Opportunities Fund	Capital Opportunities Fund	35

Notes to financial statements 10/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through October 31, 2015.

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

36	Capital Opportunities Fund

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $64,144,945 and the value of securities loaned amounted to $62,831,457.

Capital Opportunities Fund	37

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $395,341,341, resulting in gross unrealized appreciation and depreciation of $78,338,099 and $26,971,702, respectively, or net unrealized appreciation of $51,366,397.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

38	Capital Opportunities Fund

Putnam Management has contractually agreed, through August 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$277,414	Class R5	7,553

Class B	10,438	Class R6	2,907

Class C	26,126	Class Y	49,879

Class M	4,164	Total	$397,601

Class R	19,120

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $244 under the expense offset arrangements and by $2,891 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $237, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Capital Opportunities Fund	39

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$344,391	Class M	15,524

Class B	51,905	Class R	47,584

Class C	129,916	Total	$589,320

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,411 and $102 from the sale of class A and class M shares, respectively, and received $2,156 and $185 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$80,156,220	$85,332,028

U.S. government securities (Long-term)	—	—

Total	$80,156,220	$85,322,028

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/15		Year ended 4/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	760,102	$11,323,119	1,765,495	$28,636,530

Shares issued in connection with
reinvestment of distributions	—	—	2,655,721	40,526,295

	760,102	11,323,119	4,421,216	69,162,825

Shares repurchased	(1,612,469)	(24,234,570)	(3,465,456)	(56,975,153)

Net increase (decrease)	(852,367)	$(12,911,451)	955,760	$12,187,672

	Six months ended 10/31/15		Year ended 4/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	30,158	$393,254	100,358	$1,446,508

Shares issued in connection with
reinvestment of distributions	—	—	139,050	1,846,583

	30,158	393,254	239,408	3,293,091

Shares repurchased	(102,023)	(1,331,583)	(240,126)	(3,461,351)

Net decrease	(71,865)	$(938,329)	(718)	$(168,260)

40	Capital Opportunities Fund

	Six months ended 10/31/15		Year ended 4/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	70,453	$930,251	290,012	$4,200,581

Shares issued in connection with
reinvestment of distributions	—	—	306,284	4,125,639

	70,453	930,251	596,296	8,326,220

Shares repurchased	(230,765)	(3,042,313)	(387,176)	(5,599,003)

Net increase (decrease)	(160,312)	$(2,112,062)	209,120	$2,727,217

	Six months ended 10/31/15		Year ended 4/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	3,521	$49,026	13,218	$196,202

Shares issued in connection with
reinvestment of distributions	—	—	47,595	668,239

	3,521	49,026	60,813	864,441

Shares repurchased	(18,949)	(267,014)	(60,082)	(914,827)

Net increase (decrease)	(15,428)	$(217,988)	731	$(50,386)

	Six months ended 10/31/15		Year ended 4/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	125,168	$1,830,352	534,454	$8,538,683

Shares issued in connection with
reinvestment of distributions	—	—	177,234	2,635,465

	125,168	1,830,352	711,688	11,174,148

Shares repurchased	(546,548)	(7,937,312)	(539,560)	(8,619,701)

Net increase (decrease)	(421,380)	$(6,106,960)	172,128	$2,554,447

	Six months ended 10/31/15		Year ended 4/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	16,566	$258,695	49,271	$835,009

Shares issued in connection with
reinvestment of distributions	—	—	101,884	1,598,561

	16,566	258,695	151,155	2,433,570

Shares repurchased	(72,807)	(1,139,418)	(121,161)	(2,075,405)

Net increase (decrease)	(56,241)	$(880,723)	29,994	$358,165

	Six months ended 10/31/15		Year ended 4/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	83,341	$1,308,350	98,744	$1,633,069

Shares issued in connection with
reinvestment of distributions	—	—	100,633	1,579,944

	83,341	1,308,350	199,377	3,213,013

Shares repurchased	(48,873)	(752,865)	(83,632)	(1,402,817)

Net increase	34,468	$555,485	115,745	$1,810,196

Capital Opportunities Fund	41

	Six months ended 10/31/15		Year ended 4/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	256,142	$3,959,959	906,115	$15,182,230

Shares issued in connection with
reinvestment of distributions	—	—	424,588	6,653,293

	256,142	3,959,959	1,330,703	21,835,523

Shares repurchased	(528,689)	(8,154,641)	(824,650)	(13,942,430)

Net increase (decrease)	(272,547)	$(4,194,682)	506,053	$7,893,093

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	976	0.16%	$14,767

Class R6	978	0.13	14,826

Note 5: Affiliated Transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$10,336,984	$35,241,829	$43,296,390	$1,627	$2,282,423

Totals	$10,336,984	$35,241,829	$43,296,390	$1,627	$2,282,423

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

42	Capital Opportunities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Capital Opportunities Fund	43

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44	Capital Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer

	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA068
297698 12/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015